Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes

Note 10- Income Taxes

The Company's effective tax rate was 0.45% and 0.00% for the three months ended March 31, 2022 and 2021, respectively. Differences between the statutory rate and the Company's effective tax rate resulted from changes in valuation allowance and permanent differences for tax purposes in the treatment of certain nondeductible expenses. The Company's effective tax rate is impacted by activity related to deferred tax liabilities, resulting primarily from the acquisition of 365 Cannabis, which cannot be considered as a source of future taxable income available to utilize recorded deferred tax assets based on the Company's scheduling and the 80% limit on the utilization of net operating loss carry forwards under current US tax law.

Note 15 - Income Taxes

Since June 17, 2019, we have been the sole owner of MJF, which is a disregarded entity for federal income taxes. Prior to June 17, 2019 MJF was treated as a partnership for U.S income tax purposes. Accordingly, prior to the business combination, our taxable income and losses were reported on the income tax returns of MJF’s members. Therefore, no income tax is provided prior to June 17, 2019.

On March 27, 2020 the Coronavirus Aid, Relief and Economic Security Act, or the CARES Act, was enacted in response to the COVID-19 pandemic. It was determined the CARES Act did not materially impact our tax provision as of December 31, 2021 and December 31, 2020.

The accounting for the business combinations of Viridian and 365 Cannabis reflected in the accompanying consolidated financial statements is preliminary and is based upon estimates and assumptions that are subject to change within the measurement period (up to one year from the acquisition date). The measurement period remains open pending the completion of valuation procedures related to the acquired assets and assumed liabilities, intangible assets and income taxes.

In April 2020, we were granted a loan, or the PPP Loan, from a lender in the aggregate amount of $2.2 million pursuant to the Paycheck Protection Program under the Coronavirus Aid, Relief, and Economic Security Act, or the CARES Act, which we obtained debt forgiveness on during the year ended December 31, 2021.

The following table sets forth the expense or benefit for income taxes:

	Year Ended December 31,	Six Months Ended December 31,	Year Ended June 30,
	2021	2020	2020
Income tax
Current income taxes
U.S. federal	$—	$—	$30,985
U.S. state	5,800	200	—
Foreign	6,270	—
Total current income taxes	$12,070	$200	$30,985

	Year Ended December 31,	Six Months Ended December 31,	Year Ended June 30,
	2021	2020	2020
Deferred income tax
U.S. federal	$(2,274,295)	$—	$—
U.S. state	—	—	—
Total deferred income tax benefit	$(2,274,295)	$—	$—

The following table sets forth reconciliations of the income tax expense at the statutory federal income tax rate to actual expense based on income or loss before income taxes:

	Year Ended December 31,	Six Months Ended December 31,	June 30,
	2021	2020	2020
Income tax expense (benefit) attributable to:
Federal	$(6,692,267)	$(3,560,998)	$(3,255,706)
State, net of federal benefit	(672,148)	(553,871)	(862,690)
Foreign tax rate differential	(138,292)	29,617	(2,645)
Permanent differences	2,428,631	1,263,151	312,525
Rate change	54,295	60,220	—
Changes in valuation allowance	3,361,603	2,762,081	3,884,440
Provision to return adjustment	273,489	—	(45,134)
Losses from flow-through entity not subject to tax	—	—	—
Deferred True-Ups	(928,743)	—	—
Other adjustments	51,207	—	195
Effective income tax expense (benefit)	$(2,262,225)	$200	$30,985

	December 31,	December 31,
	2021	2020
Noncurrent deferred tax assets:
Employee compensation	$820,410	$679,106
Debt issuance costs	138,778	343,612
Revenue recognition	105,735	—
Settlement accrual	146,604	182,896
Fixed assets	242,006	831,196
Federal and state net operating loss	10,673,908	6,337,897
Foreign net operating loss	4,904,857	2,586,671
Other	225,340	27,410
Total deferred tax assets	$17,257,638	$10,988,788

Noncurrent deferred tax liabilities:
Fixed assets	—	—
Intangibles	(6,051,459)	(2,717,717)
Deferred tax liabilities	$(6,051,459)	$(2,717,717)
Valuation allowance	(11,881,470)	(8,271,071)
Deferred taxes after valuation allowance	$(675,291)	$—

During the year ended December 31, 2021, valuation allowances on deferred tax assets that are not anticipated to be realized increased by $3.6 million of which $0.2 million was recorded in purchase accounting and the remainder of $3.4 million was recorded to deferred expense. During the six months ended December 31, 2020, valuation allowances on deferred tax assets that are not anticipated to be realized increased by $5.5 million of which $2.7 million was recorded in purchase accounting and the remainder of $2.8 million was recorded to deferred expense.

Our deferred tax valuation allowances are primarily the result of uncertainties regarding the future realization of recorded tax benefits on tax losses. The measurement of deferred tax assets is reduced by a valuation allowance if based upon available evidence, it is more likely than not that the deferred tax assets will not be realized. We have evaluated the realizability of our deferred tax assets in each jurisdiction by assessing the adequacy of expected taxable income, including the reversal of existing temporary differences, historical and projected operating results, and the availability of prudent and feasible tax planning strategies. Based on this analysis, we have determined that the valuation allowances recorded as of December 31, 2021 and December 31, 2020 are appropriate.

We have deferred tax assets related to U.S. federal tax and state tax carryforwards for net operating losses in the amount of $44.5 million. The majority of U.S. federal net operating loss carryforwards are carried forward indefinitely. Federal net operating losses generated after 2017 have an indefinite carryforward and are only available to offset 80% taxable income beginning in 2021. U.S. state net operating loss carryforwards expire at various dates of which the majority begin to expire in 2039. We have deferred tax assets related to foreign net operating loss carryforward, which begin to expire in 2034, in the amount of $18.5 million.

We are not currently under examination for any of the major jurisdictions where we conduct business as of December 31, 2021, however, all of our tax years remain subject to examination. Our management does not believe there are significant uncertain tax positions in 2021 and as a result we do not expect any cash payments in the next 12 months, however, uncertain tax positions related to potential penalties in the amounts of $30,000 and $50,000 have been recorded in connection with business combinations during the years ended December 31, 2021 and June 30, 2020, respectively. There is no interest related to uncertain tax positions in 2021 or 2020.